SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported):  April 21, 2004

                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                             0-3658                         95-1068610
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(State or Other Jurisdiction        (Commission                    (IRS Employer
of Incorporation)                   File Number)            (Identification No.)

1 First American Way, Santa Ana, California                           92707-5913
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code (714) 800-3000


                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.           Exhibits.


Exhibit No.               Description
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99.1                      Press Release.



Item 12.          Results of Operations and Financial Condition.

     On April 21, 2004, The First American Corporation announced its financial results for the quarter ended March 31, 2004. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

     The information in this current report and the exhibit hereto is being "furnished" pursuant to Item 12 of Form 8-K. As such, this information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated in such filings.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE FIRST AMERICAN CORPORATION



Date: April 21, 2004                By:  /s/ Thomas A. Klemens
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                                        Name:  Thomas A. Klemens
                                        Title: Executive Vice President and
                                               Chief Financial Officer